TEMPLETON INSTITUTIONAL FUNDS, INC.
TIFI EMERGING FIXED INCOME MARKETS SERIES
SEMIANNUAL REPORT
JUNE 30, 1999


PAGE


(BOXED)

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o   ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
    BANK;

o   ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC, AND POLITICAL DEVELOPMENTS, AND THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.


PAGE


June 30, 1999

Portfolio Management Team:

(PICTURE OF UMRAN DEMIRORS)

Umran Demirors joined the Templeton organization in 1996, and is currently executive vice president and chief investment officer for Templeton Global Bond Managers. In this position, Dr. Demirors directs all investment strategies within the Fixed Income Group and manages the portfolio team. In addition, Dr. Demirors is manager of numerous Franklin Templeton mutual funds and corporate pension accounts.

Dr. Demirors has extensive experience in analyzing international financial markets, and developed and emerging economies. Prior to joining the Templeton organization, Dr. Demirors was a principal and portfolio manager for Socimer Advisory, Inc. in New York. Prior to that, Dr. Demirors was the head of research and strategy at VestcorPartners Group in Miami, where he directed the firm's overall investment research and strategy in both fixed income and equity markets in Latin America. Dr. Demirors has also worked as a senior economic and financial consultant with IMCA Group, as an economist in the International Finance Department at the Federal Reserve Bank of New York, and as an economic consultant for Project LINK at the United Nations.

Dr. Demirors has published research on international finance, macroeconomic stabilization, macroeconometric models, and pricing models for global emerging fixed income and derivative instruments.

Dr. Demirors holds a Ph.D. and master of arts degree in economics from New York University, and a bachelor of arts degree in economics from the Bursa Academy of Economics and Business Administration in Turkey.


Alex Calvo joined the Templeton organization in 1995, and is currently Director of Research for Templeton Global Bond Managers. In this capacity, Mr. Calvo directs all global economic and fixed income research efforts. In addition, he is a back-up portfolio manager of the funds managed by the TBMB portfolio management team.

Prior to joining the Templeton organization, Mr. Calvo was an account executive with Fleishman-Hillard. While there, he served as consultant to firms investing in Latin America. Prior to Fleishman-Hillard, Mr. Calvo was a research analyst with Zeta Investments, where he performed corporate analysis in the U.S.

Mr. Calvo received a Master of Arts degree in International Affairs from the Fletcher School of Law and Diplomacy at Tufts University, and has completed course work for a Ph.D. in Economics at Boston University. He received a Bachelor of Arts degree in Economics and Political Science from the State University of New York at Binghamton. He has also received the Investment Management Certificate from the Investment Management Authority (IMRO) in the U.K., and holds the National Association of Securities Dealers Series 6 License in the U.S.


Dear Shareholder:

         The Templeton Institutional Funds, Inc. Emerging Fixed Income Markets Series (the "Fund") reported a six-month cumulative total return of 5.70% for the period ended June 30, 1999, compared to the unmanaged JP Morgan Emerging Markets Bond Index plus ("EMBI+") cumulative total return of 10.57%. Please remember that the Fund's performance differs from that of the index because, among other things, the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management or other operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(Insert performance chart below)


                           TOTAL RETURNS AS OF 6/30/99


                                                                          CUMULATIVE
                                                      ONE YEAR               SINCE
                                                       AVERAGE             INCEPTION
                                                     ANNUAL/1/,/2/       (06/04/97)/1/,/3/
-------------------------------------------------------------------------------------------
TIFI Emerging Fixed Income Markets Series                1.78%              14.10%
JP Morgan EMBI+ /4/                                     -4.28%              -1.47%

1. The Fund's manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund. With this reduction, the Fund paid no management fees and total annual fund operating expenses were 1.25%. After May 1, 2000, the manager and administrator may end this arrangement at any time. Past fee reductions by the Fund's manager and administrator increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods.

3. Cumulative total return represents the change in value of an investment over the indicated periods.

4. Source: JP Morgan. The Emerging Markets Bond Index Plus tracks total returns for external currency-denominated debt instruments of the emerging markets including Brady Bonds, loans, Eurobonds, and U.S. dollar denominated local market instruments. It includes reinvested interest. The index is unmanaged, does not contain cash, and does not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page ____ of this report.



PAGE



During the period under review, bond prices rose in most of the emerging market countries that comprise the JP Morgan EMBI+. Within this index, Russia was the best performer with a total return of 101.2% during the period. Other countries included in this index that generated positive returns during the period were Venezuela, with a total return of 16.3%; Brazil, with a total return of 13.9%; and Morocco, with a total return of 11.0%./1/ Exceptions to this positive performance were Ecuador and Poland which fell -14.4% and -2.7%, respectively, during the period./1/

The recovery experienced by many emerging debt markets during the period was due in large part to the International Monetary Fund's ("IMF") disbursement of a financial support package for Brazil and a rise in oil prices. The Federal Reserve Board's (the "Fed") easing of monetary policy last year helped stabilize financial markets by providing liquidity, while the IMF's support program helped to keep the crisis in Russia from extending to Brazil. As the U.S. equity market continued to rally, so did emerging market debt. We believe better-than-expected economic data, particularly on inflation, out of the U.S. and several emerging market countries helped to restore investor confidence. The recent recovery in oil prices contributed to an improvement in the debt repayment capacity of oil exporting countries such as Ecuador, Venezuela, and Mexico. At the end of the period, Ecuador was engaged in negotiations to obtain financial assistance from the IMF and other creditors. Meanwhile, the Russian government avoided defaulting on its Eurobonds and also came closer to receiving IMF support, which may enable it to meet payments on its other external bonds. These bonds rose in price on such expectations and upon the resolution of the crisis in Yugoslavia. Bulgarian bonds also benefited from the resolution of the Kosovo crisis. However, towards the end of the reporting period, the emerging debt market softened as the Fed chairman Alan Greenspan began hinting the Fed would raise the Federal Funds rate, which it did at the FOMC meeting held at the end of June.

Although rising interest rates in the U.S. are usually bad for emerging market economies, because they force these countries to raise interest rates as well, this time we believe the effect may be less detrimental. This more favorable outlook is based on the fact that very high interest rates already prevail in many emerging market countries, which together with historically low levels of inflation and floating exchange rates could permit monetary authorities to reduce rates in some countries. The governments of Mexico and Brazil, for example, are in such a position. Argentina, because of its fixed exchange rate, has less flexibility. Hence, its economy seems to be suffering the most. The Argentine government has been successful, however, in obtaining external private sector credit to meet its payment obligations and ease the current liquidity squeeze. Growth in Argentina, Mexico, Ecuador, Venezuela and other countries will likely depend on the outlook for global commodity prices, their main source of export revenues. Commodity prices have been recovering partly as a result of production quotas, as in the case of oil, and also on expectations of rising global economic growth, and hence, demand for commodity inputs. Europe and Asia appear to be pulling out of their economic recessions as indicated by manufacturing activity, business surveys, and other indicators. Emerging Europe could be affected positively by an economic recovery in the European Union and the end of the crisis in Kosovo. Likewise, Emerging Asia could benefit from a potential recovery in Japan.



--------
1 Source: JP Morgan.  Returns are measured in U.S. dollars.


PAGE


The Fund's exposure to several oil-dependent countries was increased during the period given the recovery in oil prices. Venezuela's allocation was increased from 0% as of December 31, 1998 to 5.1% of the Fund's total net assets as of June 30, 1999. Exposure to Russia increased slightly due to appreciation, from 2.9% in December, but kept relatively low at 4.8% as of June 30, 1999. We remained underweight relative to the index in Russia earlier in the year because of that government's opposition to NATO policies regarding Kosovo. An escalation of the conflict would have complicated external funding for Russia and possibly resulted in a default on Eurobonds. Ecuador's allocation was increased from 0% of the Fund's total net assets as of December 31, 1998 to 13.0% at the end of the reporting period, given the recovery in oil prices and an increased likelihood of IMF financial support. Among the Fund's other Latin American holdings, Brazil's allocation was underweight versus the index, at 3.9% as of June 30, 1999, despite the recent market recovery because we believe the country's structural fiscal problems have not been resolved. The Fund's allocation to Argentina was reduced from 11.9% to 10.4% given our concerns regarding the severity of the economic slowdown. Mexican bonds represented 4.8% of the Fund's assets as of June 30, 1999 versus 17.9% in December of last year. Assets were reallocated to Turkey, following the presidential elections there and formation of a coalition government which some expect to implement economic reforms. The Fund's exposure to Turkey was increased from 4.9% to 13.6% at the close of the period. Bulgarian exposure was increased as well, from 9.2% in December to 12.1%, upon the resolution of the crisis in Yugoslavia. The Fund had no exposure to Southeast Asia as of June 30, 1999. During the reporting period, the Fund had no exchange rate exposure because all of its assets were invested in U.S. dollar-denominated debt. Given recent market volatility, the Fund's focus has been on more liquid sovereign bonds and short-duration U.S. Treasury bonds. At the close of the period, Sovereign Eurobonds and Brady Bonds represented 38.7% and 33.3% of the Fund's total net assets, respectively. The Fund's cash position was increased to 28.0% as of June 30, 1999 from 11.8% of total net assets as of December 31, 1998 and was invested in U.S. Treasury bills and other net assets. There were no holdings of corporate bonds.

Looking forward, we intend to continue to focus on bonds from countries that, in our analysis, we believe are experiencing positive economic growth, such as Mexico, and on those countries that we believe show strong repayment capacities, notwithstanding temporary problems. We are aware that the current volatility could affect countries that face problems of currency overvaluation, but we believe that these countries may possess long-term potential. Therefore, we will attempt to position ourselves to take advantage of sovereign bonds with deep discounts during a period when the market's pricing of sovereign risk spreads overshoots their fair-value ranges.

Of course, global investing involves special risks, such as market and currency volatility and adverse economic, social and political developments in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. In addition, the Fund may also invest in lower-rated "junk bonds," which entail greater credit risks than higher-rated bonds. These special risks and other considerations are discussed in the Fund's prospectus.


This discussion reflects our views, opinions, and portfolio holdings as of June 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Best regards,

/s/DONALD F. REED
---------------------------
Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.



Portfolio Management Team
TIFI Emerging Fixed Income Markets Series


PAGE


INSERT THE FOLLOWING CHARTS ON PAGES 2 AND 3 AS INDICATED

Page 2, left side callout

GEOGRAPHIC DISTRIBUTION ON 6/30/99- pie chart
(FIXED INCOME ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)


Asia                      13.6%
Europe                    16.9%
Latin America             41.5%
North America             28.0%



FUND ASSET ALLOCATION ON 6/30/99- pie chart


Short-Term Investments and Other Net Assets           28.0%
Fixed Income                                          72.0%




Page 3, right side callout
Insert shaded box-

10 LARGEST POSITIONS ON 6/30/99
(Percent of Total Net Assets)

Republic of Ecuador, FRN, 6.00%, 2/28/25                    13.0%
Republic of Turkey, Reg S, 10.00%, 9/19/07                   9.1%
Republic of Bulgaria, Series A, FRN, 5.875%, 7/28/24         6.9%
Republic of Argentina, 9.75%, 9/19/27                        5.8%
Republic of Bulgaria, FRN, 5.875%, 7/28/11                   5.2%
Republic of Venezuela, 9.25%, 9/15/27                        5.1%
United Mexican States, 8.625%, 3/12/08                       4.8%
Republic of Argentina, 8.875%, 5/09/02                       4.6%
Republic of Turkey, 144A, 10.00%, 9/19/07                    4.5%
Minfin of Russia, Reg S, 10.00%, 6/26/07                     4.4%


PAGE


INSERT GRAPH:
TOTAL RETURN INDEX COMPARISON1
$5,000,000 INVESTMENT: 06/04/97-6/30/99

TIFI Emerging Fixed Income Markets Series/1/
JP Morgan EMBI+/4/



                     TIFI - Emerging Fixed Income Market      JP Morgan EMBI+
                                  Series
-------------------------------------------------------------------------------
INCEPT                      5,000,000.00                       5,000,000.00
Jun-97                      5,099,370.50                       5,005,000.00
Jul-97                      5,310,942.72                       5,250,000.00
Aug-97                      5,265,057.65                       5,165,000.00
Sep-97                      5,426,169.79                       5,360,000.00
Oct-97                      4,801,075.75                       5,260,000.00
Nov-97                      5,029,128.27                       5,460,000.00
Dec-97                      5,202,634.41                       5,620,975.00
Jan-98                      5,192,230.53                       5,647,820.00
Feb-98                      5,340,726.86                       5,739,085.00
Mar-98                      5,473,710.61                       5,823,985.00
Apr-98                      5,487,011.23                       5,834,930.00
May-98                      5,299,738.30                       5,703,565.00
Jun-98                      5,146,734.48                       5,605,040.00
Jul-98                      5,181,990.63                       5,703,565.00
Aug-98                      3,692,529.53                       4,138,095.00
Sep-98                      4,053,620.46                       4,794,935.00
Oct-98                      4,315,890.66                       5,189,040.00
Nov-98                      4,569,923.93                       5,446,300.00
Dec-98                      4,455,677.44                       5,403,400.00
Jan-99                      4,290,237.85                       5,371,985.00
Feb-99                      4,351,844.47                       5,296,590.00
Mar-99                      4,681,061.48                       5,541,630.00
Apr-99                      5,000,964.51                       5,880,910.00
May-99                      4,715,861.09                       5,585,610.00
Jun-99                      4,926,754.93                       5,704,985.00


Periods ended 6/30/99

                                                                 Since
                                                              Inception
                                          One-Year           (06/04/97)
--------------------------------------------------------------------------------
Average Annual Total Return/1/,/2/         1.78%                6.58%
Cumulative Total Return/1/,/3/             1.78%               14.10%

1. The Fund's Manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund. With this reduction, the Fund paid no management fees and total annual fund operating expenses were 1.25%. After May 1, 2000, the manager and administrator may end this arrangement at any time. Past fee reductions by the Fund's manager and administrator increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods.

3. Cumulative total return represents the change in value of an investment over the indicated periods.

4. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FOR THE MOST CURRENT PORTFOLIO INFORMATION, PLEASE CALL 1-800-362-6243.



PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL HIGHLIGHTS






                                                                SIX MONTHS
                                                                  ENDED             YEAR ENDED  DECEMBER 31,
                                                               JUNE 30, 1999     -------------------------------
                                                                (UNAUDITED)++        1998            1997+
                                                             ------------------  --------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

Net asset value, beginning of period                              $ 8.59             $10.47         $10.00
                                                             ----------------------------------------------
Income from investment operations:
     Net investment income                                           .43                .84            .44
     Net realized and unrealized gains (lossed)                      .06              (1.27)           .79
                                                             ----------------------------------------------
Total from investment operations                                     .49               (.43)          1.23
                                                             ----------------------------------------------
Less distributions from:
     Net investment income                                           --                (.86)          (.44)
     Net realized gains                                              --                (.56)          (.32)
     Tax return of capital                                           --                (.03)            --
                                                             -----------------------------------------------
Total distributions                                                  --               (1.45)          (.76)
                                                             -----------------------------------------------
Net asset value, end of period                                    $ 9.08             $ 8.59         $10.47
                                                             ===============================================
Total Return *                                                     5.70%              (3.98)%        12.42%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                  $1,988              $1,881         $2,249
Ratio to average net assets:
     Expenses                                                      1.25%**             1.25%          1.25%**
     Expenses, excluding waiver and payments by affiliate          2.49%**             3.74%          6.40%**
     Net investment income                                         9.82%**             8.55%          7.26%**
Portfolio turnover rate                                          145.13%             525.94%        172.62%

 *  Total return is not annualized.
**  Annualized.
 + For the period June 4, 1997 (commencemnt of operations) to December 31, 1997.
++ Based on average weighted shares outstanding.





                                See Notes to Financial Statements.

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)


                                                            Principal
                                                             Amount*              Value
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 72.0%
ARGENTINA 10.4%
Republic of Argentina:
     8.875%, 5/09/02                                      $ 100,000            $   91,550
     9.75%, 9/19/27                                         150,000               115,125
                                                                                ----------
                                                                                  206,675
                                                                                ----------
BRAZIL 3.9%
Republic of Brazil, FRN, 8.00%, 4/15/14                     119,528                78,515
                                                                                ----------
BULGARIA 12.1%
Republic of Bulgaria:
    FRN, 5.875%, 7/28/11                                    150,000               103,595
    Series A, FRN, 5.875%, 7/28/24                          200,000               136,750
                                                                                ----------
                                                                                  240,345
                                                                                ----------

ECUADOR 13.0%
Republic ofEcuador, FRN, 6.00%, 2/28/25                     550,000               257,472
                                                                                ----------
MEXICO 4.8%
United Mexican States 8.625%, 3/12/08                       100,000                94,875
                                                                                ----------

PERU 4.3%
Republic of Peru, FRN, 4.50%, 3/07/17                       140,000                86,363
                                                                                ----------

RUSSIA 4.8%
  Minfin of Russia, Reg S, 10.00%, 6/26/07                  175,000                88,156
  Vnesheconombank, FRN, 5.969%, 12/15/15                     49,940                 7,913
                                                                                ----------
                                                                                  96,069
                                                                                ----------
TURKEY 13.6%
Republic of Turkey:
   144A, 10.00%, 9/19/07                                    100,000                90,150
   Regs S, 10.00%, 9/19/07                                  200,000               180,300
                                                                                ----------
                                                                                  270,450
                                                                                ----------

VENEZUELA 5.1%
Republic of Venezuela 9.25%, 9/15/27                        150,000               100,500
                                                                                ----------
TOTAL LONG TERM INVESTMENTS SECURITIES (COST $1,601,017)                        1,431,264
                                                                                ----------
SHORT TERM INVESTMENTS(COST $483,453) 24.3%
U.S. Treasury Bill, 4.72%, 10/07/99                         490,000               483,837
                                                                                ----------
TOTAL INVESTMENTS (COST $2,084,670) 96.3%                                       1,915,101
OTHER ASSETS, LESS LIABILITIES 3.7%                                                72,757
                                                                               -----------
TOTAL NET ASSETS 100.0%                                                        $1,987,858
                                                                               ==========

* Securities traded in U.S. dollars.

                       See Notes to Financial Statements.

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

Assets:
  Investments in securities, at value (cost $2,084,670)          $1,915,101
  Cash                                                                6,058
  Receivables:
    Interest                                                         44,765
    From affiliates                                                  41,366
                                                                 -----------
      Total assets                                                2,007,290
                                                                 -----------
Liabilities:
  Payables to affiliates                                                250
  Accrued expenses                                                   19,182
                                                                 -----------
    Total liabilities                                                19,432
                                                                 -----------
Net assets, at value                                             $1,987,858
                                                                 ===========
Net assets consist of:
  Undistributed net investment income                            $   94,170
  Net unrealized depreciation                                      (169,569)
  Accumulated net realized loss                                    (124,427)
  Capital shares                                                  2,187,684
                                                                 -----------
Net assets, at value                                             $1,987,858
                                                                 ===========
Net asset value per share ($1,987,858/218,947
    shares outstanding)                                          $    9.08
                                                                 ===========




                       See Notes to Financial Statements.

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999(UNAUDITED)


Investment income                                                $ 106,152
                                                                 ----------
Expenses:
  Management fees (Note 3)                        6,710
  Administrative fees (Note 3)                      803
  Reports to shareholders                         2,000
  Registration and filing fees                    1,300
  Professional fees                              13,015
  Directors' fees and expenses                       70
                                                -------
       Total expenses                                               23,898
       Expenses waived/paid by affiliate (Note 3)                  (11,916)
                                                                 ----------
         Net expenses                                               11,982
                                                                 ----------
           Net investment income                                    94,170
                                                                 ----------

Realized and unrealized gains (losses):
     Net realized loss from:
       Investments                              (12,741)
       Foreign currency transactions                 15
                                                -------
        Net realized loss                                          (12,756)
        Net unrealized apepreciation
        on investments                                              25,086
                                                                 ----------
Net realized and unrealized gain                                    12,330
                                                                 ----------

Net increase in net assets resulting from operations             $ 106,500
                                                                 ==========

                       See Notes to Financial Statements.

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                           ENDED
                                                         JUNE 30, 1999             YEAR ENDED
                                                         (UNAUDITED)            DECEMBER 31, 1998
                                                  -----------------------------------------------
Increase (decrease) in net assets:
     Operations:
        Net investment income                          $   94,170                $   184,860
        Net realized loss from investments
          and foreign currency transactions               (12,756)                   (28,751)
        Net unrealized appreciaiton (depreciation)
         on investments                                    25,086                   (251,468)
                                                      -------------------------------------------
          Net increase(decrease) in net assets
          resulting from operations                       106,500                    (95,359)

Distribution to shareholders from:
       Net investment income                                 --                     (186,928)
       Tax return of capital                                 --                       (7,339)
       Net realized gains                                    --                     (122,344)

       Capital share transactions (Note 2):                  --                       44,023
                                                       ------------------------------------------
           Net increase (decrease) in net assets          106,500                   (367,947)

Net assets:
     Beginning of period                                1,881,358                  2,249,305
                                                       ------------------------------------------
     End of period                                     $1,987,858                $ 1,881,358
                                                       ==========================================

Undistributed net investment income included
in net assets:
     End of period                                     $  94,170                 $    34,134
                                                       ==========================================





                       See Notes to Financial Statements.

PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Fixed Income Markets Series (the Fund) is a separate, non-diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high total return consisting of current income and capital appreciation. Under normal market conditions, the Fund invests at least 65% of total assets in debt securities of emerging markets issuers, which include companies, governments and government agencies located in emerging market countries and entities organized for the purpose of restructuring securities issued by these issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.):

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At June 30, 1999, there were 1.14 billion shares authorized ($0.01 par value), of which 140 million have been classified as Fund shares. During the six months ended June 30, 1999 there were no share transactions. During the year ended December 31, 1998, 4,201 shares ($44,023) were issued from reinvested distributions.

Templeton Global Investors, Inc., a subsidiary of Franklin Resources Inc., is the record owner of 100% of the Fund shares as of June 30, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

 ANNUALIZED
 FEE RATE         AVERAGE DAILY NET ASSETS
------------------ ---------------------------------------------------------
0.15%              First $200 million
0.135%             Over $200 million, up to and including $700 million
0.10%              Over $700 million, up to and including $1.2 billion
0.075%             Over $1.2 billion

TICI and FT Services agreed in advance to limit total expenses of the Fund to an annual rate of 1.25% of average daily net assets through April 30, 2000, as noted in the Statement of Operations.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

          Unrealized appreciation            $     185
          Unrealized depreciation             (169,754)
                                             -----------
          Net unrealized depreciation        $(169,569)
                                             ===========



PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)




5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 aggregated $2,457,518 and $2,708,688 respectively.


PAGE


(BACK COVER)

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Emerging Fixed Income Markets Series, which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

Principal Underwriter:

FRANKLIN TEMPLETON
DISTRIBUTORS, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

INSTITUTIONAL SERVICES: 1-800-321-8563
FUND INFORMATION: 1-800-362-6243

ZT453  S 6/99